                    OPPENHEIMER CAPITAL PRESERVATION FUND
                  Supplement dated September 30, 2004 to the
                      Prospectus dated December 23, 2003

1.  This supplement is in addition to the supplement dated July 6, 2004.  The supplements dated September 24, 2004 and December 29, 2003 are withdrawn.

2.   The following new section should be added after the section titled "HOW
THE FUND IS MANAGED - Advisory Fees" on page 15:

      PENDING LITIGATION. Six law suits have been filed as putative derivative and class actions against the Fund's investment Manager,
      Distributor and Transfer Agent of the Fund, some of the Oppenheimer funds, including the Fund, and Directors or Trustees of some of those funds. The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of 1940. The
      complaints further allege that by permitting and/or participating in those actions, the defendant Directors breached their fiduciary duties to fund shareholders under the Investment Company Act and at common law. Those law suits were filed on August 31, 2004, September 3, 2004,
      September 14, 2004, September 14, 2004, September 21, 2004 and
      September 22, 2004, respectively, in the U. S. District Court for the
      Southern District of New York. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the
      Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

3.   The first paragraph of the Section entitled "How to Buy Shares - Which
Class of Shares Should You Choose" is modified by adding the following sentence at the beginning of the paragraph:

     Effective September 27, 2004, sales of shares of the Fund to new accounts have been suspended by the Distributor.  Current shareholders are permitted to purchase additional shares of the Fund for existing accounts but may not establish new accounts in the Fund.

September 30, 2004                                                PS0755.019